EXHIBIT 21.1

                    VALERO ENERGY CORPORATION
                    SCHEDULE OF SUBSIDIARIES
                    -------------------------

Valero Coal Company                                Delaware
Valero Javelina Company                            Delaware
Valero Management Company                          Delaware
     VMGA Company                                  Texas
VNGC Holding Company                               Delaware
     Valero Natural Gas Company                    Delaware
       Valero Eastex Pipeline Company              Delaware
       Valero Gas Marketing Company                Delaware
       Valero Gas Storage Company                  Delaware
       Valero Hydrocarbons Company                 Delaware
       Valero NGL Investments Company              Delaware
          Valero South Texas Gathering Company     Delaware
          Valero South Texas Marketing Company     Delaware
          Valero South Texas Processing Company    Delaware
       Valero Power Services Company               Delaware
       Valero Storage Company                      Delaware
       Valero Transmission Company                 Delaware
       VT Company                                  Delaware
Valero Producing Company                           Delaware
Valero Refining and Marketing Company              Delaware
     Valero Refining Company                       Delaware
       Valero MTBE Investments Company             Delaware
       Valero MTBE Operating Company               Delaware
       Valero Mediterranean Company                Delaware
       Valero Mexico Company                       Delaware
       Valero Technical Services Company           Delaware

     Valero Natural Gas Partners, L.P.             Delaware
          Valero Management Partnership, L.P.      Delaware
            Valero Transmission, L.P.              Delaware
            Valero Hydrocarbons, L.P.              Delaware
            Valero Marketing, L.P.                 Delaware
            Valero Industrial Gas, L.P.            Delaware
            Valero Gas Marketing, L.P.             Delaware
            VLDC, L.P.                             Delaware
            Reata Industrial Gas, L.P.             Delaware
            Rivercity Gas, L.P.                    Delaware